UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2012

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on June 12, 2012. At the annual meeting, our shareholders considered four proposals: (i) election of two Class II directors to serve for the ensuing three-year period until their respective successor is elected and qualified; (ii) approval, on an advisory basis, of the compensation of our named executive officers; (iii) approval, on an advisory basis, of the frequency with which our shareholders should have an advisory vote on the compensation of our named executive officers; and (iv) ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Our board of directors is divided into three classes with one class of directors being elected in each year and each class serving a three-year term.  The term of office of our Class II directors, consisting of Walter Paulick and Eric Rosenfeld expired at this year’s annual meeting.  The term of office of our Class III director, Edward J. Fred will expire at our annual meeting in 2013.  The term of office of our Class I directors, consisting of Kenneth McSweeney and Harvey J. Bazaar, will expire at our annual meeting in 2014.

The results of the matters voted upon at the annual meeting are below.

Proposal No. 1 – Election of Class II directors.

The election of each Class II director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Walter Paulick	4,653,483	108,279	1,501,167
Eric Rosenfeld	4,708,054	53,708	1,501,167

Proposal No. 2 - Approval, on an advisory basis, of the compensation of our named executive officers.

The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
4,451,105	301,272	9,385	1,501,167

Proposal No. 3 – Approval, on an advisory basis, the frequency with which the our shareholders should have an advisory vote on the compensation of our named executive officers.

Determination, on an advisory basis, that shareholders should have an advisory vote on the compensation of our named executive officers every three years, as follows:

Every 1 Year	Every 2 Years	Every 3Years	Abstain	Broker Non-Votes
1,981,697	35,678	2,596,103	148,284	1,501,167

Proposal No. 4 – Ratification of the appointment of J.H. Cohn LLP.

The ratification of the appointment of J.H. Cohn LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
6,142,634	105,306	14,989	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2012                                                            CPI AEROSTRUCTURES, INC.

By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer